KEMPER
TOTAL RETURN
FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

                   " . . .    The biggest companies have been
                      the strongest performers, but sector
                             returns were mixed ."



                                                          [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
16
Financial Statements
18
Notes to Financial Statements
22
Financial Highlights

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                        7.17%
CLASS B                        6.65%
CLASS C                        6.69%
LIPPER
BALANCED FUNDS
 CATEGORY AVERAGE*             6.22%
-------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------
                               AS OF      AS OF
                              4/30/97    10/31/96
-------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS A                        $10.36     $11.28
-------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS B                        $10.35     $11.27
-------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS C                        $10.36     $11.28
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
LIPPER RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY

                          CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
 1-YEAR                   #45 OF      #68 OF      #65 OF
                         295 FUNDS   295 FUNDS   295 FUNDS
-------------------------------------------------------------------------------
 5-YEAR                   #59 OF        N/A         N/A
                         83 FUNDS
-------------------------------------------------------------------------------
 10-YEAR                  #34 OF        N/A         N/A
                         38 FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIVIDEND REVIEW
-------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

                       CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
INCOME DIVIDEND        $0.1650   $0.1126   $0.1170
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN                   $0.43     $0.43     $0.43
-------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN                   $1.06     $1.06     $1.06
-------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

EQUITY STYLE BOX

MORNINGSTAR EQUITY FUNDS STYLE BOX

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)*                        8.5                    8.25                   8.25                    9
INFLATION RATE(3)*                    2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1988. HE IS EXECUTIVE VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 26 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BY MAINTAINING A STRICT BUY-AND-SELL DISCIPLINE, PORTFOLIO MANAGER GARY LANGBAUM CONTINUED TO HELP KEMPER TOTAL RETURN FUND PERFORM WELL.

Q    GARY, IN BROAD TERMS, HOW WOULD YOU DESCRIBE THE STOCK MARKET OVER THE LAST
SIX MONTHS?

A    The market had a positive tone overall, but gains were very rotational and very selective. The biggest companies have been the strongest performers, but sector returns were mixed. Uncertainty regarding higher interest rates and concerns about potentially high valuations made the relative predicability of large cap stocks -- primarily more defensive-type stocks like pharmaceuticals -- the favored groups. Technology and most other sectors were selective.

Q    HOW DID THE FUND PERFORM?

A    The one good thing about a rotational market is that, if you do your research and stick to your valuation models, you may uncover some attractive opportunities. We worked to buy selectively, and we didn't panic in March when the market was spooked by the Federal Reserve's interest rate increase. As a result, the fund performed well, turning in a total return of 7.17 percent for the six-month period (for Class A shares unadjusted for sales charge). That was well ahead of the average balanced fund's 6.22% return as measured by the Lipper Balanced Fund category average. We also remain in the top 15 percent of balanced funds based on total return for the one-year period ended April 30, 1997 (see page 2 for complete ranking information).

Q    THE FUND PERFORMED WELL, WHICH SUGGESTS YOUR INVESTMENT STRATEGIES WERE ON
TARGET. STILL, WERE THERE ANY SURPRISES?

A    We were surprised by the market's reaction to the Fed's March interest rate hike -- not the decline necessarily, but the MAGNITUDE of the decline. Inflation wasn't a problem, and even the Fed admitted the increase was "preemptive." But the market went into a tailspin nonetheless.

Q    HOW DID YOU COPE WITH THE MARKET'S ROTATION?

A    Primarily, our strategy was to trade aggressively in the technology sector.
At the beginning of the fiscal year, we had a 10 percent weighting in technology stocks -- about half our usual weighting. That was due primarily to some lofty expectations on a lot of companies, primarily networking companies. The prices and earnings projections on these stocks left very little room for error, which made us nervous because even a slight earnings short-fall had the potential to send them crashing back to earth.

     That's eventually what happened in February and March, when earnings weren't as strong as many analysts believed they should have been, and the management of a few high-flying tech companies

PERFORMANCE UPDATE

reported outlooks that weren't as rosy as the market would have liked. As a result, many tech companies were crushed, with declines often in excess of 20-30 percent. So it was good that we were substantially out of the market during the first quarter of 1997.

     However, technology is an extremely important growth area, and we don't like to be out of it for an extended period. So when prices came down, we began buying and established an overweighted position in the sector. We tended to concentrate our purchases among the most hard-hit areas where we judged values to be the best. Those included networking companies like Cisco Systems and Ascend Communications, and software companies such as PeopleSoft.

Q    HOW DID YOU APPROACH OTHER SECTORS?

A    Our strategy elsewhere was consistent with what we try to do under normal circumstances -- identify good companies selling at attractive prices. Over the last six months, our approach to the more economically-sensitive sectors -- basic industry, capital goods, and transportation -- was roughly the same. We increased our weighting at year end, because it seems every year the economy comes out of the box stronger than everyone expects. That happened in 1997. As these stocks rallied in the first quarter, we "sold into strength" and took profits, because we expect their performance will be tempered by signs of a slowing economy as the year wears on.

Q    FINANCIAL STOCKS PERFORMED WELL IN 1996, BUT TOOK A HIT IN EARLY 1997 WHEN
THE FED RAISED SHORT-TERM INTEREST RATES A QUARTER OF A PERCENT. HOW DID YOU RESPOND?

A    We simply stood firm and maintained our exposure to financial stocks at about 21 percent of equity holdings. In our view, financial stocks represent about as much of a win/win situation as you ever see in investing. Despite their rally, our models still show financial stocks to be attractively valued. We believe that if the Fed raises rates again, that would slow the economy and lead to lower rates longer-term -- a positive for financial stocks. If the Fed DOESN'T raise rates, investors would consider it evidence that rates aren't due to head significantly higher anytime soon -- also a positive for financial stocks. So far, we've been right, and financial stocks have been among our best performers. Examples include Travelers Group, Merrill Lynch, Mellon Bank, Nations Bank and Dean Witter. However, as was often the case in this market, gains tended to be somewhat isolated. Fannie Mae and Chase Manhattan both underperformed.

Q    IN HINDSIGHT, WERE THERE OPPORTUNITIES YOU DIDN'T TAKE ADVANTAGE OF?

A    We would have liked to be more heavily weighted in consumer non-durables.
They normally should make up at least 20 percent of the portfolio, but we'd lightened up on them due to valuation reasons -- they just looked too expensive. Because consumer non-durables are considered more defensive-type stocks, the volatility of the market caused investors to move money into them and prices continued to rise as a result. The fund participated in some of that increase, but not as much as we would have liked.

Q    YOU'VE GOT VERY LITTLE FOREIGN EXPOSURE RIGHT NOW. WHY IS THAT, AND DO YOU
EXPECT IT TO CHANGE?

A    We feel very positive about the domestic market, even though it has been rotational. We just don't see growth opportunities abroad being quite as robust as they are in the U.S. right now. That could change if rates start moving up here, or they start moving down more aggressively overseas.

Q    WE'VE TALKED A LOT ABOUT STOCKS. HOW DID THE BOND PORTION OF THE PORTFOLIO
DO?

A    Bonds were off a bit during the period, but overall our bond holdings did what they were supposed to do: help dampen volatility. We're still maintaining about 35% of the fund in bonds. About half of that is invested in AAA-rated government/agency securities to enhance quality and provide some liquidity. The other half is split evenly between high-grade and high-yield corporate bonds. We've got a very talented fixed income department here at Kemper Funds -- we rely on their advice to set the bond allocations, and their expertise in choosing individual issues. We think they've done a great job with our bond assets, balancing our need for greater stability with our desire for total return potential.

PERFORMANCE UPDATE

Q    IN THE FUND'S ANNUAL REPORT DATED OCTOBER 31, 1996, WHEN THE DOW JONES
STOOD AT ABOUT 6000, YOU SAID YOU BELIEVED IT WOULD MOVE HIGHER THAN 7000 IN 1997 AND FINISH THE YEAR ABOVE THAT LEVEL. AT THE END OF APRIL, THE DOW WAS ALREADY AT 7200. DO YOU THINK THERE'S STILL ROOM TO MOVE HIGHER?

A    I do, and for the same reasons that prompted me to predict a 7000+ market.
Obviously, stock prices have come a long way very quickly, most notably on large company stocks. And the rally has not been without its periodic corrections and turbulence. But overall, the fundamentals remain positive. Corporate earnings remain strong, inflation is subdued, and the economy is chugging along quite nicely. Meanwhile, investors continue to pour money into the stock market at an unprecedented clip, which provides a lot of liquidity and demand. I believe 7500 on the Dow is likely, and 8000 is possible, especially given the improving chances for a balanced budget agreement.

     Currently, there doesn't seem to be anything on the horizon that would suggest a major change. Certainly, any significant rise in rates that could dramatically slow corporate earnings growth would not be viewed favorably by the market. And I would expect continued short-term volatility -- every economic report and labor statistic seems to engender some sort of outsized market move -- but overall, there are still good values to be found if you're disciplined and patient.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON OF THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

The equity portion of Kemper Total Return Fund can be reviewed according to the concentration of industry sectors that the fund invests in. The graph below provides a look at how the composition of the equity portion of the portfolio has changed in the last six-months, by presenting the fund's sectors represented on April 30, 1997, and on October 31, 1996.

                           [EQUITY PORTION BAR GRAPH]

                          KEMPER TOTAL RETURN FUND      KEMPER TOTAL RETURN FUND
                                ON 4/30/97                    ON 10/31/96
FINANCE                           21.2%                          18.6%

TECHNOLOGY                        18.5%                          10.4%

CONSUMER NON-DURABLES             15.7%                          20.5%

HEALTH CARE                       13.6%                          16.2%

CAPITAL GOODS                     12.3%                          13.2%

ENERGY                             6.6%                           4.8%

CONSUMER DURABLES                  4.6%                           3.8%

UTILITIES                          3.8%                           4.3%

BASIC INDUSTRIES                   3.6%                           4.7%

TRANSPORTATION                     0.1%                           3.5%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND

The equity portion of Kemper Total Return Fund can be compared to the Russell 1000 Growth Index as a benchmark. The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The chart below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on April 30, 1997, compared to the industry sectors of the Russell 1000 Growth Index.

                         [RUSSLL COMPARISON BAR GRAPH]


                          KEMPER TOTAL RETURN FUND      RUSSELL 1000 GROWTH INDEX ON
                                ON 4/30/97                      ON 4/30/97
FINANCE                          21.2%                           5.0%

TECHNOLOGY                       18.5%                          22.1%

CONSUMER NON-DURABLES            15.7%                          34.0%

HEALTH CARE                      13.6%                          19.0%

CAPITAL GOODS                    12.3%                          10.3%

ENERGY                            6.6%                           2.4%

CONSUMER DURABLES                 4.6%                           0.5%

UTILITIES                         3.8%                           3.0%

BASIC INDUSTRIES                  3.6%                           3.3%

TRANSPORTATION                    0.1%                           0.4%

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 11.7% OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON APRIL 30, 1997

------------------------------------------------------------------------------------------------------
             HOLDINGS                                                                       PERCENTAGE
------------------------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC CO.            Operates in major businesses including power          3.0%
                                            generators, appliances, lighting, plastics,
                                            medical systems, aircraft engines, financial
                                            services and broadcasting.
------------------------------------------------------------------------------------------------------

2.          INTEL CORP.                     Engaged in the design, development, manufacture       2.9%
                                            and sale of advanced microcomputer components,
                                            such as integrated circuits and other related
                                            products.
------------------------------------------------------------------------------------------------------

3.          PHILIP MORRIS COS.              Largest cigarette maker in the U.S., and through      2.1%
                                            its Miller Brewing subsidiary, also the country's
                                            second-largest brewer. This company is also a
                                            major branded food producer through its Kraft
                                            Foods subsidiary.
------------------------------------------------------------------------------------------------------

4.          ELI LILLY & CO.                 Researches, develops, manufactures, and sells a       2.0%
                                            broad line of pharmaceutical and animal health
                                            products.
------------------------------------------------------------------------------------------------------

5.          ABBOTT LABORATORIES             Engaged in discovering, developing, manufacturing     1.7%
                                            and selling a diversified line of health care
                                            products and services.
------------------------------------------------------------------------------------------------------

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*

REPRESENTING 15.1% OF THE FUND'S TOTAL CORPORATE BOND HOLDINGS ON APRIL 30, 1997


            HOLDINGS                                                                         PERCENTAGE
-------------------------------------------------------------------------------------------------------
1.          COMCAST                         Operates, develops and manages cable communication     5.4%
                                            systems. The company is also prominent in the
                                            cellular telephone industry in the Mid-Atlantic
                                            region.
-------------------------------------------------------------------------------------------------------

2.          OWENS-ILLINOIS, INC.            Leading diversified manufacturer of packaging          3.0%
                                            products including glass bottles, plastic containers
                                            and multi-pack plastic carriers.
-------------------------------------------------------------------------------------------------------

3.          TELEWEST COMMUNICATIONS PLC     Owns and operates 16 cable franchises and has          2.3%
                                            minority interests in seven others.
-------------------------------------------------------------------------------------------------------

4.          TENET HEALTHCARE CORP.          Provides a broad range of health care services via     2.3%
                                            acute care hospitals and related businesses.
-------------------------------------------------------------------------------------------------------

5.          DELTA AIRLINES                  The third largest carrier in the U.S., with strong     2.1%
                                            hubs in Atlanta, Cincinnati and Salt Lake City.
                                            Acquired transatlantic routes from PanAm in 1990 and
                                            has a strong alliance with Virgin Atlantic Airways
                                            of London.
-------------------------------------------------------------------------------------------------------


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS                                                                PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                      9.125%, 2009                                      $  66,475   $   74,847
                                         14.00%, 2011                                         25,010       37,402
                                        13.875%, 2011                                         87,765      128,877
                                         12.00%, 2013                                          8,200       11,425
                                         12.50%, 2014                                         72,205      104,934
                                         ----------------------------------------------------------------------------
                                                                                                          357,485
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES                      8.75%, 2000                                           4,300        4,586
                                         7.75%, 2001                                          77,500       80,673
                                         6.25%, 2003                                          12,500       12,283
                                         6.50%, 2005                                          20,800       20,507
                                         ----------------------------------------------------------------------------
                                                                                                          118,049
---------------------------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN                        7.50%, 2026                                          20,582       20,466
MORTGAGE CORP.
---------------------------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL                      8.00%, 2026                                          16,818       17,054
MORTGAGE ASSOCIATION
---------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL                         7.00%, 2027                                          17,092       16,569
MORTGAGE ASSOCIATION
---------------------------------------------------------------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA               8.625%, 2005                                          9,500       10,213
                                         ----------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS--17.7%
                                         (Cost: $545,384)                                                 539,836
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                         NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.2%                   Air Products & Chemicals                            198,700       14,257
                                         Cementos Mexicanos, S.A. de C.V., "B," ADR          192,700          725
                                         Crown Cork & Seal Co.                               375,000       20,531
                                         W.R. Grace & Co.                                    203,800       10,598
                                         Praxair, Inc.                                       405,400       20,929
                                         Rentokil Group PLC                                   93,000          610
                                         Toray Industries                                    105,000          654
                                     (a) Tubos de Acero de Mexico, S.A., ADR                  31,700          519
                                         ----------------------------------------------------------------------------
                                                                                                           68,823
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.7%                      Boeing Co.                                          117,000   $   11,539
                                         Emerson Electric Co.                                535,200       27,161
                                         General Electric Co.                                508,000       56,324
                                         B. F. Goodrich Co.                                  575,000       22,928
                                         Honeywell                                           336,400       23,758
                                         Illinois Tool Works                                 145,000       13,249
                                         Matsushita Electric Industrial Co., Ltd.             44,000          704
                                         Murata Manufacturing                                 21,000          774
                                         Sundstrand Corp.                                    309,800       15,103
                                         Technip S.A.                                         15,606        1,650
                                      (a)USA Waste Services                                  425,500       13,935
                                      (a)U.S. Filter Corp.                                   550,000       16,706
                                      (a)U.S. Industries                                     170,000        6,141
                                         United Technologies                                 203,200       15,367
                                         WMX Technologies Inc.                               320,000        9,400
                                         ----------------------------------------------------------------------------
                                                                                                          234,739
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.1%                 CVS Corp.                                           332,300       16,490
                                         Carnival Corp.                                      800,000       29,500
                                      (a)Consolidated Stores Corp.                           501,000       20,040
                                         Walt Disney Co.                                     225,000       18,450
                                         R.R. Donnelley & Sons Co.                           350,000       11,988
                                      (a)Federated Department Stores                         400,000       13,600
                                         May Department Stores Co.                           295,000       13,644
                                         Reed International PLC                               40,357          745
                                         Sony Corp.                                            7,700          561
                                         ----------------------------------------------------------------------------
                                                                                                          125,018
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.9%                  Brunswick Corp.                                     185,000        5,226
                                         Goodyear Tire & Rubber Co.                          370,000       19,471
                                         Honda Motor Co., Ltd.                                29,000          900
                                      (a)Lear Corp.                                          300,000       10,725
                                         Leggett & Platt Inc.                                711,500       24,725
                                         Magna International Inc., "A"                       508,900       26,526
                                         ----------------------------------------------------------------------------
                                                                                                           87,573
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.7%                   CPC International                                   225,000       18,591
                                         Gillette Co.                                        210,000       17,850
                                         H.J. Heinz Co.                                      200,000        8,300
                                         McDonald's Corp.                                    300,000       16,088
                                         Newell Co.                                          475,000       16,625
                                         PepsiCo                                             700,000       24,413
                                         Philip Morris Cos.                                1,020,600       40,186
                                         Procter & Gamble Co.                                179,900       22,622
                                         RJR Nabisco Holdings Corp.                          300,000        8,925
                                         ----------------------------------------------------------------------------
                                                                                                          173,600
---------------------------------------------------------------------------------------------------------------------
ENERGY--4.1%                             AMOCO Corp.                                         250,000       20,906
                                         British Petroleum PLC                                53,520          615
                                         Exxon Corp.                                         536,800       30,396
                                         Mobil Corp.                                         167,000       21,710
                                         Royal Dutch Petroleum                               120,000       21,630
                                         Union Pacific Resources Group                       210,000       13,387
                                         Unocal Corp.                                        450,000       17,156
                                         ----------------------------------------------------------------------------
                                                                                                          125,800
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
FINANCE--13.2%                           ADVANTA Corp.                                       250,000   $    5,938
                                         Allstate Corp.                                      380,000       24,890
                                         American Express Co.                                305,000       20,092
                                         American General Corp.                              375,000       16,359
                                         BankAmerica Corp.                                   130,000       15,194
                                         Bank of Ireland                                     112,075        1,167
                                         CITIC Pacific Ltd.                                  187,000        1,011
                                         Chase Manhattan Corp.                               134,000       12,412
                                         Cheung Kong Holdings Ltd.                           101,000          887
                                      (a)College Construction Loan Insurance
                                           Association, "A", convertible preferred           534,189        6,672
                                         Dean Witter Discover                                590,000       22,568
                                         Development Bank of Singapore                        59,000          702
                                         Federal National Mortgage Association               503,000       20,686
                                         First Chicago NBD Corp.                             225,000       12,656
                                         First USA                                           444,800       21,406
                                         Fleet Financial Group Inc.                          305,000       18,605
                                         Great Western Financial Corp.                       227,600        9,534
                                         ITT Hartford Group                                  300,000       22,350
                                         Internationale Nederlanden Groep                     26,280        1,032
                                         Jefferson-Pilot Corp.                               381,000       22,003
                                         KeyCorp                                             267,000       13,949
                                         MGIC Investment Corp.                               121,000        9,831
                                         Mellon Bank Corp.                                   222,500       18,495
                                         Merrill Lynch & Co.
                                           common stock                                      234,000       22,289
                                           convertible preferred                             100,000        6,988
                                         NationsBank                                         280,000       16,905
                                         PNC Bank Corp.                                      390,000       16,039
                                         Signet Banking Corp.                                315,000        9,726
                                         Travelers Group                                     443,333       24,550
                                         Washington Mutual                                   170,000        8,394
                                         ----------------------------------------------------------------------------
                                                                                                          403,330
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--8.5%                        Abbott Laboratories                                 525,000       32,025
                                         C.R. Bard                                           268,000        8,509
                                         Bristol-Myers Squibb Co.                            400,000       26,200
                                      (a)British Bio-Technology Group                        166,000          650
                                      (a)Fresenius Medical Care, A.G.                          9,450          679
                                      (a)HealthCare COMPARE Corp.                            438,900       19,037
                                         Johnson & Johnson                                   474,200       29,045
                                         Eli Lilly & Co.                                     430,000       37,786
                                         Medtronic, Inc.                                     100,000        6,925
                                         Merck & Co.                                         270,000       24,435
                                         Perkin-Elmer Corp.                                  440,000       31,955
                                         Pfizer Inc.                                         150,000       14,400
                                         Roche Holding A.G.                                       90          760
                                         (a)Tenet Healthcare Corp.                           400,000       10,400
                                         United Healthcare Corp.                             200,000        9,725
                                         Warner-Lambert Co.                                   75,000        7,350
                                         ----------------------------------------------------------------------------
                                                                                                          259,881
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.5%                        (a)Applied Materials, Inc.                          332,000   $   18,219
                                         (a)Ascend Communications, Inc.                      275,000       12,581
                                         (a)Atmel Corp.                                      700,000       17,413
                                         (a)Cadence Design Systems                           540,000       17,280
                                         (a)Cimlinc Inc., convertible preferred               37,716          141
                                         (a)Cisco Systems                                    325,000       16,819
                                            L.M. Ericsson Telephone Co., "B"                  36,205        1,144
                                            Harris Corp.                                     210,600       18,006
                                            Hewlett-Packard Co.                              325,000       17,063
                                            Intel Corp.                                      365,000       55,891
                                            Linear Technology Corp.                          375,000       18,844
                                         (a)McAfee Associates                                315,000       17,561
                                         (a)Microsoft Corp.                                   75,000        9,113
                                            Motorola                                         225,000       12,881
                                         (a)National Semiconductor Corp.                     105,000        2,625
                                         (a)Oracle Corp.                                     335,000       13,316
                                         (a)Parametric Technology Corp.                      266,800       12,073
                                         (a)PeopleSoft Inc.                                  200,000        8,300
                                            Pitney Bowes Inc.                                300,000       19,200
                                         (a)Solectron Corp.                                  300,000       17,212
                                         (a)Sterling Commerce Inc.                           629,800       16,296
                                         (a)Tellabs, Inc.                                    400,000       15,950
                                         (a)Teradyne                                         450,000       14,738
                                         ----------------------------------------------------------------------------
                                                                                                          352,666
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.1%                      Canadian National Railway Co.                        39,452        1,519
                                         Swire Pacific Ltd., "A"                              88,000          679
                                         ----------------------------------------------------------------------------
                                                                                                            2,198
---------------------------------------------------------------------------------------------------------------------
UTILITIES--2.4%                          Ameritech Corp.                                     420,000       25,672
                                         Iberdrola, S.A.                                      78,000          881
                                         SBC Communications Inc.                             385,000       21,367
                                         Telefonica del Peru S.A., ADR                        37,500          900
                                      (a)WorldCom, Inc.                                    1,015,600       24,374
                                         ----------------------------------------------------------------------------
                                                                                                           73,194
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--62.4%
                                         (Cost: $1,550,767)                                             1,906,822
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS                                                                  PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.0%                   Euramax International, 11.25%, 2006               $   8,400        8,799
                                         Owens-Illinois, Inc., 11.00%, 2003                   13,590       15,102
                                         Stone Container Corp., 11.875%, 2016                  3,500        3,570
                                         Stone Container Finance Corp., 11.50%, 2006           2,500        2,338
                                         ----------------------------------------------------------------------------
                                                                                                           29,809
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--.3%                       Continental Homes Holding Corp., 10.00%, 2006         4,000        4,020
                                         Nortek, Inc., 9.875%, 2004                            5,220        5,194
                                         ----------------------------------------------------------------------------
                                                                                                            9,214
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.7%                 AMF Group
                                      (b)12.25%, 2006                                      $   1,700   $    1,145
                                         10.875%, 2006                                         3,500        3,657
                                         Cablevision Systems Corp., 9.25%, 2005                8,200        7,892
                                         Cinemark USA, Inc., 9.625%, 2008                      7,000        6,965
                                         Cole National Group, 9.875%, 2006                     3,360        3,461
                                         Comcast Cable Communications, 8.375%, 2007            9,500        9,586
                                         Comcast Corp., 9.375%, 2005                           8,500        8,670
                                      (b)Comcast UK Cable Partners Ltd., 11.20%, 2007         13,120        9,200
                                         Delco Remy International, 10.625%, 2006              10,000       10,400
                                         Federated Department Stores, 10.00%, 2001             9,500       10,315
                                         Frontiervision, 11.00%, 2006                          5,000        5,025
                                         Granite Broadcasting Corp., 9.375%, 2005              5,640        5,407
                                         K-III Communications Corp., 8.50%, 2006               4,250        4,207
                                         Kinder-Care Learning Centers, 9.50%, 2009             8,500        8,054
                                         News American Holdings, 9.25%, 2013                   9,500       10,309
                                         Pathmark Stores, Inc., 9.625%, 2003                   3,700        3,432
                                         J.C. Penney Co., 7.60%, 2007                          9,500        9,619
                                         Rogers Cantel Mobile Inc., 11.125%, 2002              6,990        7,277
                                         Royal Caribbean Cruises Ltd., 8.25%, 2005             9,500        9,895
                                         Sears Roebuck Acceptance Corp., 6.75%, 2005           9,500        9,148
                                         Sinclair Broadcasting Group, Inc., 10.00%, 2003       7,790        7,917
                                         Station Casinos Inc., 10.125%, 2006                   8,800        8,734
                                         TCI Communications, 8.65%, 2004                       4,750        4,881
                                      (b)TeleWest Communications PLC, 11.00%, 2007            17,250       11,687
                                         Time Warner Entertainment Co., L.P., 8.875%,
                                           2012                                                4,750        5,118
                                         Time Warner Inc., 9.125%, 2013                        4,750        5,111
                                         Trump Atlantic City, 11.25%, 2006                     8,200        7,974
                                         Viacom Inc., 8.00%, 2006                              9,475        8,847
                                      (b)Videotron Holdings, 11.125%, 2004                     2,800        2,464
                                         ----------------------------------------------------------------------------
                                                                                                          206,397
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.6%                   American Radio Systems, 9.00%, 2006                   5,740        5,683
                                         Del Webb Corp., 9.75%, 2008                           8,400        8,180
                                         WestPoint Stevens, 9.375%, 2005                       5,100        5,215
                                         ----------------------------------------------------------------------------
                                                                                                           19,078
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.4%                    Nabisco Inc., 8.00%, 2000                             4,500        4,607
                                         Riverwood International, 10.25%, 2006                 8,350        7,849
                                         ----------------------------------------------------------------------------
                                                                                                           12,456
---------------------------------------------------------------------------------------------------------------------
ENERGY--1.5%                             Gulf Canada Resources Ltd., 9.25%, 2004               7,000        7,245
                                         Parker & Parsley Petroleum, 8.25%, 2007               9,500        9,881
                                         Petronas Dagangan Bhd, 7.125%, 2006                   4,500        4,424
                                         Repsol International Finance, 7.00%, 2005             5,000        4,944
                                         Tennessee Gas Pipeline, 7.00%, 2027                   9,500        9,347
                                         USX Corp., 9.375%, 2012                               9,500       10,725
                                         ----------------------------------------------------------------------------
                                                                                                           46,566
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
FINANCE--3.1%                            AB Spintab, 7.50%, 2049                           $   9,500   $    9,374
                                         ABN-AMRO Bank, 8.25%, 2009                            9,500        9,816
                                         Abbey National PLC, 7.35%, 2049                       6,300        6,209
                                         BCH Cayman Islands Ltd., 7.70%, 2006                  1,000        1,004
                                         Banco Central Hispano Americano, 7.50%, 2005          4,000        3,971
                                         Bangkok Bank Ltd., 7.25%, 2005                        9,500        9,109
                                         Corporacion Andina De Fomento, 7.79%, 2017            8,650        8,546
                                         Empress River Casino Finance, 10.75%, 2002            2,000        2,125
                                         Lehman Brothers Holdings, 7.375%, 2007                9,500        9,287
                                         Morgan Stanley Group, 6.875%, 2007                    7,400        7,121
                                         Salomon Inc., 7.50%, 2003                             4,000        4,008
                                         Skandinaviska Enskilda Banken, 6.625%, 2049           6,000        5,873
                                         SunTrust Banks, Atlanta, 7.25%, 2006                  9,500        9,450
                                         Svenska Handelsbanken, 7.125%, 2049                   7,700        7,433
                                         ----------------------------------------------------------------------------
                                                                                                           93,326
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.7%                         MedPartners Inc., 7.375%, 2006                        9,500        9,344
                                         Tenet Healthcare Corp.
                                           10.125%, 2005                                       6,420        6,869
                                            8.625%, 2007                                       5,000        4,937
                                         ----------------------------------------------------------------------------
                                                                                                           21,150
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.6%                      Delta Airlines, 9.75%, 2021                           9,250       10,832
                                         Hayes Wheels International, Inc., 11.00%, 2006        8,000        8,630
                                         ----------------------------------------------------------------------------
                                                                                                           19,462
---------------------------------------------------------------------------------------------------------------------
UTILITIES--1.6%                       (b)Call-Net Enterprises Inc., 13.25%, 2004               6,350        5,366
                                      (b)Diamond Cable Communication PLC, 10.75%, 2007         4,500        2,689
                                      (b)International CableTel Inc., 11.50%, 2006            13,000        8,482
                                      (b)PanAmSat, L.P., 11.375%, 2003                         8,200        7,800
                                         Tenaga Nasional Berhad, 7.875%, 2004                  8,000        8,238
                                         USA Mobile Communications, Inc., 9.50%, 2004          7,950        6,758
                                         U.S. West Capital Funding Inc., 7.30%, 2007           9,450        9,295
                                         ----------------------------------------------------------------------------
                                                                                                           48,628
                                         ----------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--16.5%
                                         (Cost: $509,122)                                                 506,086
                                         ----------------------------------------------------------------------------

MONEY MARKET                             Yield--5.55% to 5.76%
INSTRUMENTS--4.1%
                                         Due--May and June 1997
                                         (Cost: $125,263)                                    125,500      125,260
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.7%
                                         (Cost: $2,730,536)                                             3,078,004
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(.7)%                            (22,301)
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $3,055,703
                                         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $2,730,536,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $374,415,000, the gross unrealized depreciation was $26,947,000 and the net unrealized appreciation on investments was $347,468,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,730,536)                                              $3,078,004
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  56,253
--------------------------------------------------------------------------
  Fund shares sold                                                     253
--------------------------------------------------------------------------
  Dividends and interest                                            26,197
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,160,707
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                      10,774
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                             89,788
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,165
--------------------------------------------------------------------------
  Management fee                                                     1,320
--------------------------------------------------------------------------
  Distribution services fee                                            682
--------------------------------------------------------------------------
  Administrative services fee                                          535
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               606
--------------------------------------------------------------------------
  Trustees' fees                                                       134
--------------------------------------------------------------------------
    Total liabilities                                              105,004
--------------------------------------------------------------------------
NET ASSETS                                                      $3,055,703
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,529,604
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     166,990
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         347,480
--------------------------------------------------------------------------
Undistributed net investment income                                 11,629
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,055,703
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,917,180 / 184,992 shares outstanding)                         $10.36
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.99
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,112,455 / 107,459 shares outstanding)                         $10.35
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($14,099 / 1,361 shares outstanding)                              $10.36
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($11,969 / 1,156 shares outstanding)                              $10.35
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------------------------
  Interest                                                                        $ 45,227
------------------------------------------------------------------------------------------
  Dividends                                                                         14,348
------------------------------------------------------------------------------------------
    Total investment income                                                         59,575
------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                     8,252
------------------------------------------------------------------------------------------
  Distribution services fee                                                          4,331
------------------------------------------------------------------------------------------
  Administrative services fee                                                        3,516
------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                             4,513
------------------------------------------------------------------------------------------
  Professional fees                                                                     53
------------------------------------------------------------------------------------------
  Reports to shareholders                                                              386
------------------------------------------------------------------------------------------
  Trustees' fees and other                                                              32
------------------------------------------------------------------------------------------
    Total expenses                                                                  21,083
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               38,492
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                                            163,492
------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                           58
------------------------------------------------------------------------------------------
    Net realized gain                                                              163,550
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               6,824
------------------------------------------------------------------------------------------
Net gain on investments                                                            170,374
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $208,866
------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS               YEAR
                                                                  ENDED                  ENDED
                                                                APRIL 30,             OCTOBER 31,
                                                                   1997                  1996
-------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
  Net investment income                                         $   38,492                70,717
-------------------------------------------------------------------------------------------------
  Net realized gain                                                163,550               396,108
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              6,824               (58,142)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               208,866               408,683
-------------------------------------------------------------------------------------------------
Net equalization charges                                              (928)               (2,799)
-------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (40,540)              (83,169)
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (395,023)             (136,617)
-------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (435,563)             (219,786)
-------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            262,530               (91,842)
-------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        34,905                94,256
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                              3,020,798             2,926,542
------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$11,629 and $14,605, respectively)                              $3,055,703             3,020,798
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Total Return Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,252,000 for the six months ended April 30, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                              COMMISSIONS
                                                                      COMMISSIONS            ALLOWED BY ZKDI
                                                                    RETAINED BY ZKDI            TO FIRMS
                                                                    ----------------         ---------------
                             Six months ended April 30, 1997          $110,000                  785,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                         DISTRIBUTION FEES          COMMISSIONS AND
                                                                              AND CDSC           DISTRIBUTION FEES PAID
                                                                          RECEIVED BY ZKDI          BY ZKDI TO FIRMS
                                                                         -----------------       ----------------------
                             Six months ended April 30, 1997                $5,060,000                 1,850,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY ZKDI
                                                                       ASF PAID BY         -------------------------------
                                                                     THE FUND TO ZKDI      TO ALL FIRMS      TO AFFILIATES
                                                                     ----------------      ------------      -------------
                             Six months ended April 30, 1997           $3,516,000           3,651,000            11,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $3,837,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended April 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $20,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT              For the six months ended April 30, 1997, investment
     TRANSACTIONS            transactions (excluding short term instruments) are
                             as follows (in thousands):

                             Purchases                                $1,791,931

                             Proceeds from sales                       1,936,434

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                     APRIL 30,                        OCTOBER 31,
                                                                       1997                             1996
                                                             ------------------------         -------------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                 8,777       $  94,402            14,891       $ 157,710
                                       --------------------------------------------------------------------------------
                                        Class B                 6,918          73,591            13,124         139,556
                                       --------------------------------------------------------------------------------
                                        Class C                   362           3,800               572           6,084
                                       --------------------------------------------------------------------------------
                                        Class I                   200           2,115               298           3,158
                                       --------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                25,708         256,602            12,664         128,872
                                       --------------------------------------------------------------------------------
                                        Class B                15,396         153,617             7,404          75,047
                                       --------------------------------------------------------------------------------
                                        Class C                   164           1,634                43             435
                                       --------------------------------------------------------------------------------
                                        Class I                   161           1,606                99           1,011
                                       --------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (19,498)       (206,604)          (34,314)       (361,075)
                                       --------------------------------------------------------------------------------
                                        Class B               (10,848)       (114,715)          (22,191)       (234,855)
                                       --------------------------------------------------------------------------------
                                        Class C                  (146)         (1,523)             (139)         (1,482)
                                       --------------------------------------------------------------------------------
                                        Class I                  (188)         (1,995)             (596)         (6,303)
                                       --------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 4,550          47,882             5,021          53,080
                                       --------------------------------------------------------------------------------
                                        Class B                (4,558)        (47,882)           (5,028)        (53,080)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        (DECREASE) FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                        $ 262,530                         $ (91,842)
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in July, 1997:

                                               FOREIGN CURRENCY          CONTRACT AMOUNT   UNREALIZED GAIN
                                               TO BE DELIVERED           IN U.S. DOLLARS     AT 4/30/97
                                       -------------------------------------------------------------------
                                         2,370,000  French Francs          $  408,000          $ 1,000
                                       -------------------------------------------------------------------
                                           306,000  German Marks              178,000               --
                                       -------------------------------------------------------------------
                                       219,000,000  Japanese Yen            1,748,000           10,000
                                       -------------------------------------------------------------------
                                           281,000  Swiss Francs              193,000            1,000
                                       -------------------------------------------------------------------
                                                    NET UNREALIZED GAIN                        $12,000
                                       -------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------------
                                                                        CLASS A
                                                    -----------------------------------------------
                                                    SIX MONTHS
                                                      ENDED          YEAR ENDED OCTOBER 31,
                                                    APRIL 30,    ------------------------------
                                                       1997       1996    1995    1994    1993
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $11.28      10.60    9.10   11.23   10.07
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .15        .28     .29     .19     .30
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .59       1.24    1.46   (1.01)   1.54
---------------------------------------------------------------------------------------------------
Total from investment operations                         .74       1.52    1.75    (.82)   1.84
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .17        .34     .25     .23     .24
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                   1.49        .50      --    1.08     .44
---------------------------------------------------------------------------------------------------
Total dividends                                         1.66        .84     .25    1.31     .68
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.36      11.28   10.60    9.10   11.23
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           7.17%     15.34   19.46   (7.92)  19.08
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                                1.01%      1.05    1.12    1.13    1.02
---------------------------------------------------------------------------------------------------
Net investment income                                   2.85%      2.76    3.00    2.34    2.94
---------------------------------------------------------------------------------------------------

                                                    ----------------------------------------
                                                                    CLASS B
                                                    ----------------------------------------
                                                    SIX MONTHS    YEAR ENDED
                                                      ENDED       OCTOBER 31,     MAY 31 TO
                                                    APRIL 30,    -------------   OCTOBER 31,
                                                       1997      1996    1995       1994
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.27     10.59    9.09       9.24
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .10       .19     .20        .06
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .58      1.23    1.46       (.16)
--------------------------------------------------------------------------------------------
Total from investment operations                         .68      1.42    1.66       (.10)
--------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .11       .24     .16        .05
--------------------------------------------------------------------------------------------
  Distribution from net realized gain                   1.49       .50      --         --
--------------------------------------------------------------------------------------------
Total dividends                                         1.60       .74     .16        .05
--------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.35     11.27   10.59       9.09
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           6.65%    14.28   18.42      (1.06)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                                1.95%     1.99    2.05       2.03
--------------------------------------------------------------------------------------------
Net investment income                                   1.91%     1.82    2.07       1.57
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                     -----------------------------------------  -----------------------------------
                                                      CLASS C                                 CLASS I
                                     -----------------------------------------  -----------------------------------
                                     SIX MONTHS     YEAR ENDED                  SIX MONTHS
                                       ENDED        OCTOBER 31,     MAY 31 TO     ENDED    YEAR ENDED    JULY 3 TO
                                     APRIL 30,     -------------   OCTOBER 31,  APRIL 30,  OCTOBER 31,  OCTOBER 31,
                                        1997       1996    1995       1994         1997       1996         1995
------------------------------------------------------------------------------  -----------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------  -----------------------------------
Net asset value, beginning of period     $11.28      10.61    9.09      9.24        11.27       10.61        10.07
------------------------------------------------------------------------------  -----------------------------------
Income from investment operations:
  Net investment income                     .10        .20     .21       .06          .17         .32          .10
------------------------------------------------------------------------------  -----------------------------------
  Net realized and unrealized gain
  (loss)                                    .59       1.22    1.48      (.16)         .58        1.23          .52
------------------------------------------------------------------------------  -----------------------------------
Total from investment operations            .69       1.42    1.69      (.10)         .75        1.55          .62
------------------------------------------------------------------------------  -----------------------------------
Less dividends:
  Distribution from net investment
  income                                    .12        .25     .17       .05          .18         .39          .08
------------------------------------------------------------------------------  -----------------------------------
  Distribution from net realized
  gain                                     1.49        .50      --       --          1.49         .50          --
------------------------------------------------------------------------------  -----------------------------------
Total dividends                            1.61        .75     .17       .05         1.67         .89          .08
------------------------------------------------------------------------------  -----------------------------------
Net asset value, end of period           $10.36      11.28   10.61      9.09        10.35       11.27        10.61
------------------------------------------------------------------------------   ---------------------------------
TOTAL RETURN (NOT ANNUALIZED)              6.69%     14.31   18.76     (1.05)        7.38       15.64         6.21
------------------------------------------------------------------------------  -----------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------  -----------------------------------
Expenses                                   1.90%      1.89    1.86      2.00          .71         .72          .61
------------------------------------------------------------------------------  -----------------------------------
Net investment income                      1.96%      1.92    2.26      1.60         3.15        3.09         2.97
------------------------------------------------------------------------------  -----------------------------------


---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED OCTOBER 31,
                                         APRIL 30,    ---------------------------------------------
                                            1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $3,055,703   3,020,798   2,926,542   2,864,322   1,509,687
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            117%         85         142         121         180
---------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April 30,
1997 and the year ended October 31, 1996 were $.0572 and $.0580, respectively.
---------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS

TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                              GARY A. LANGBAUM
President and Trustee                           Vice President

DAVID W. BELIN                                  CHARLES R. MANZONI, JR.
Trustee                                         Vice President

LEWIS A. BURNHAM                                JOHN E. NEAL
Trustee                                         Vice President

DONALD L. DUNAWAY                               STEVEN H. REYNOLDS
Trustee                                         Vice President

ROBERT B. HOFFMAN                               PHILIP J. COLLORA
Trustee                                         Vice President
                                                and Secretary
DONALD R. JONES
Trustee                                         JEROME L. DUFFY
                                                Treasurer
DOMINIQUE P. MORAX
Trustee                                         ELIZABETH C. WERTH
                                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601


--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105


--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.


PRINCIPAL UNDERWRITER           ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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Printed on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity
Funds prospectus.

KTRF - 3 (6/97)   1033430
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]